UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 28, 2006

FIIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33339	20-4397836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Bethel Road, 1st Floor, Columbus, Ohio 43220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 451-5030

Nicklebys.com, Inc.
650 South Cherry Street, Suite 310, Denver, Colorado 80246
(formerly 3179 South Peoria Court, Aurora, Colorado 80014)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to FIIC Holdings, Inc.’s Current Report on Form 8-K filed March 6, 2006 provides Exhibits 10.3, 10.4, 10.5, and 10.6, which were listed under Item 9.01(c) and in the Exhibit Index and inadvertently ommitted from the original filing. No other changes have been made to the Report.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

10.3	Registration Rights Agreement with Oceanus Value Fund, L.P.

10.4	Pledge Agreement between James W. France and Oceanus Value Fund, L.P. in support of Bridge Financing.

10.5	Security Agreement in favor of Oceanus Value Fund, L.P.

10.6	Subsidiary Guaranty of FIIC, Inc. in favor of Oceanus Value Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIIC HOLDINGS, INC.

Dated: March 7, 2006	/s/ James W. France
By: James W. France Its: President and Chief Executive Officer

Dated: March 7, 2006	/s/ e Estep
By: Wade Estep, CPA Its: Chief Financial Officer

EXHIBIT INDEX

10.3	Registration Rights Agreement with Oceanus Value Fund, L.P.

10.4	Pledge Agreement between James W. France and Oceanus Value Fund, L.P. in support of Bridge Financing.

10.5	Security Agreement in favor of Oceanus Value Fund, L.P.

10.6	Subsidiary Guaranty of FIIC, Inc. in favor of Oceanus Value Fund, L.P.